AQR FUNDS

Supplement dated November 7, 2017 (“Supplement”)

to the Class R6 Shares Prospectus dated August 23, 2017, as amended (“Prospectus”),

of the AQR Alternative Risk Premia Fund (the “Fund”)

This Supplement updates certain information contained in the Prospectus. Please review this important information carefully. You may obtain copies of the Funds’ Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

Effective at the close of business November 7, 2017, the sub-section entitled “Eligibility to Buy Class R6 Shares” on page 21 of the Prospectus, in the section entitled “Investing With the AQR Funds,” is hereby deleted in its entirety and replaced with the following:

ELIGIBILITY TO BUY CLASS R6 SHARES

The Fund’s Class R6 Shares are offered exclusively to the following types of investors:

1) Qualified defined contribution plans and 457 plans;

2) Defined benefit plans, endowments and foundations, investment companies, corporations, insurance companies, trust companies, and other institutional investors not specifically enumerated;

3) tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans; and

4) employees of the Adviser and affiliates, trustees and officers of the Trust and their immediate family members.

Any of the above eligible investors may invest either directly or through a financial advisor or other intermediaries not enumerated above.

Class R6 Shares are available directly from the Fund, or through certain financial intermediaries that have entered into appropriate agreements with the Fund’s Distributor, ALPS Distributors, Inc. Current investors in Class R6 Shares of the AQR Managed Futures Strategy Fund, the AQR Managed Futures Strategy HV Fund, the AQR Style Premia Alternative Fund or the AQR Style Premia Alternative LV Fund who invested in these funds prior to October 1, 2016, and who are not eligible to invest in Class R6 Shares of the Fund per the above criteria, may exchange their Class R6 Shares in one or more of the AQR Managed Futures Strategy Fund, the AQR Managed Futures Strategy HV Fund, the AQR Style Premia Alternative Fund or the AQR Style Premia Alternative LV Fund for Class R6 Shares of the Fund. See “How to Exchange Class R6 Shares” below for additional information.

Class R6 Shares do not pay commissions or Rule 12b-1 Plan fees, or make administrative or service payments to financial intermediaries, sometimes referred to as “revenue sharing,” in connection with investments in Class R6 Shares.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

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